Additional Financial Information - Cash Flow Information (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Cash Paid
Interest, net of amounts capitalized	$ 4,369	$ 4,085	$ 4,491
Income taxes, net of amounts refunded	4,432	9,577	5,293
Other, net Cash Flows from Operating Activities
Changes in device payment plan agreement receivables-non-current	(579)	(3,303)	(23)
Proceeds from Tower Monetization Transaction	0	0	2,346
Other, net	1,255	204	(3,673)
Total other, net cash flows from operating activities	676	(3,099)	(1,350)
Other, net Cash Flows from Financing Activities
Net debt related costs	(3,599)	(1,991)	(422)
Proceeds from Tower Monetization Transaction	0	0	2,742
Other, net	(670)	(765)	(743)
Other, net	$ (4,269)	$ (2,756)	$ 1,577